Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

March 31, 2017

Foursight Capital, LLC

265 East 100 South, Suite 300

Salt Lake City, Utah 84111

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Foursight Capital, LLC (the “Company”) and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Natixis Securities Americas LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of Foursight Capital Receivables Trust, Series 2017-1.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 15, 2017, representatives of the Company provided us with an automobile loan listing (the “Initial Automobile Receivable Listing”) with respect to 7,004 automobile receivables. At the Company’s instruction, we randomly selected 100 automobile receivables (the “Initial Sample Receivables”) from the Initial Automobile Receivable Listing.

On March 22, 2017, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business March 21, 2017, with respect to 7,719 automobile receivables (the “Statistical Data File”). Further, at the instruction of the Company, we randomly selected an additional 12 automobile receivables from the Statistical Data File that indicated a “funding date” (as set forth on the Statistical Data File) on or after March 1, 2017 and were not Initial Sample Receivables (the “Additional Sample Receivables” and, together with the Initial Sample Receivables, the “Sample Receivables”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1. Account number (for informational purposes only)

2. Vehicle identification number (“VIN”)

3. Contract purchase date

4. Original amount financed

5. Original term to maturity

6. Original obligor state

7. Original obligor zip code

8. Vehicle make

9.   Vehicle model year

10. Vehicle type (new/used)

11. Remaining principal balance

12. Remaining term to maturity

13. Current monthly P&I payment

14. Current annual percentage rate

15. Original monthly P&I payment

16. Original annual percentage rate

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Retail Installment Sales Contract (the “Contract”).

We compared Characteristics 2. through 5. and Characteristics 8. through 14. to the corresponding information set forth on the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 15. and 16. to the corresponding information set forth on the Contract or the “Cure Letter.”

Further, we compared Characteristic 2. to the corresponding information set forth on the Title Certificate, Application for Title or Guarantee of Title, Lien and Title Information, Notice of Lien, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling or other related correspondence (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a signed Contract (as defined above);

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on the Title Certificate; and

•	a signed Credit Application or an Application for Financing (collectively, the “Application”).

The automobile receivable documents described above, including any information obtained from the Company’s loan servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 31, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in remaining principal balance

2	One difference in remaining term to maturity

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 31, 2017.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Servicing System
1	615632	Remaining principal balance	$21,068.06	$20,559.85
2	615632	Remaining term to maturity	72 months	71 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.